UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 18, 2025

Alpha Cognition Inc.

(Exact name of registrant as specified in its charter)

British Columbia	001-42403	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 - 750 West Pender Street Vancouver, British Columbia	V6C 2T8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  604-564-9244

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Shares, no par value	ACOG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Compensation

On February 18, 2025, upon the recommendation of the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Alpha Cognition Inc. (the “Company”), the Board approved the following compensation packages consisting of a combination of cash and stock options and annual incentive awards for Michael McFadden, the Company’s Chief Executive Officer (the “CEO”) and Lauren D’Angelo, the Company’s Chief Operating Officer (the “COO”), as set forth below:

Name	Position	2025 Base Salary	2025 Bonus Target	Stock Option Compensation(1)	Total
Michael McFadden	CEO	$625,000	$375,000	$2,500,000	$3,500,000
Lauren D’Angelo	COO	$500,000	$300,000	$1,500,000	$2,300,000

(1)	Incentive Stock Options, provided however, that to the extent that the aggregate fair market value of the stock options held by Michael McFadden and Lauren D’Angelo are exercisable for the first time during any calendar year exceeds $100,000, the remainder options will be treated as non-qualified stock options.

The Compensation Committee reached its recommendation regarding the amendments to the executive compensation and incentive awards for the above-named executive officers in consultation with an independent compensation consultant, Global Governance Advisors (“GGA”), which conducted a review of the competitiveness of executive and director compensation levels. As part of GGA’s compensation review process, GGA conducted a comprehensive review that included the review and development of a peer group of 14 companies, for benchmarking executive compensation levels (“Peer Group”), evaluation of total direct compensation (Base Salary plus Short-Term Incentive and Long-Term Incentive) levels and high-level analysis of the Company’s short and long-term incentive design practices (including executive share ownership guidelines) relative to the Peer Group.

The review established that the CEO and COO’s base salaries were positioned below the 25th percentile when compared to the Peer Group. Long term incentives granted to the executives for fiscal 2023 were positioned below the 25th percentile of the market data.

The review recommended and the Compensation Committee determined that the Company’s CEO and COO should be compensated in the 50th percentile in accordance with the Peer Group, with the ability to achieve higher compensation in the case of superior performance. The total compensation consisting of a combination of cash and options were awarded at the discretion of the Compensation Committee and were based on the above-mentioned executive officers’ annual cash bonus and equity targets, as established by the Compensation Committee, and the Compensation Committee’s evaluation of the performance of the above-mentioned executive officers, and approved by the Board.

GGA has used the following criteria to guide the primary Peer Group analysis:

●	Companies of a similar size to the Company (0.25x to 4.5x), primarily from a market cap perspective, but also considering other factors such as cash & cash equivalents;
●	Companies that are primarily in the pre-commercialization stage;
●	Companies with a similar business strategy and scope of operations to the Company; and
●	Publicly traded companies on major North American exchanges (mainly NASDAQ).

Director Compensation

On February 18, 2025, upon the recommendation of the Compensation Committee, the Board approved the following compensation packages consisting of a combination of cash and stock options for the Board Chair, Board Committee Chairs and Board Members as set forth below:

Name	Position	2025 Base Salary		Stock Option Compensation	One Time Stock Option Grant(1)	Committee Leadership	Committee Assign	Total
Len Mertz	Chair of the Board and Chair of the Audit Committee	$70,000	(2)	$95,000	$100,000	$15,000		$280,000
Phillip Mertz	Director and Chair of the Compensation Committee	$40,000		$95,000	$100,000	$12,000		$247,000
Ken Cawkell	Director, Member of the Compensation Committee and Member of the Governance Committee	$40,000		$95,000	$100,000		$11,000	$246,000
John Havens	Director, Chair of the Governance Committee and Member of the Audit Committee	$40,000		$95,000	$100,000	$10,000	$7,500	$252,500
Rob Bakshi	Director, Member of the Compensation Committee and Member of the Audit Committee	$40,000		$95,000	$100,000		$13,500	$248,500
Rob Wills	Director and member of the Governance Committee	$40,000		$95,000	$100,000		$5,000	$240,00

(1)	As a result of foregone compensation, the Company provided to long-standing non-employee directors a “catch-up” bonus in the form of a special one-time equity award consisting of stock options in the amount of $100,000.
(2)	The Company will pay Len Mertz his salary in the form of stock options in lieu of cash compensation.

The Compensation Committee reached its recommendation regarding the compensation and incentive awards for the above-mentioned Board Chair, Board Committee Chairs and Board Members in consultation with GGA. The Peer Group was used for benchmarking director compensation levels and the Compensation Committee determined that the Company’s Directors should be compensated in the 50th percentile. The Company considered the workload of the Board Chair, Board Committee Chairs and Board Members when adopting the proposed recommendations and that the total compensation would be paid in a combination of cash and options. The Compensation Committee established the annual Board compensation package as a base salary of $40,000 per director ($70,000 for the Chairman), $95,000 in stock option grants, an additional $15,000 for the chair of the Audit Committee, $12,000 for the chair of the Compensation Committee and $10,000 for the chair of the Governance Committee, $7,500 for a member of the Audit Committee, $6,000 to a member of the Compensation Committee and $5,000 to a member of the Governance Committee.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA COGNITION INC.

	By:	/s/ Michael McFadden
Michael McFadden
Chief Executive Officer
Dated: February 27, 2025

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